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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 2, 1999

              (Date of earliest event reported: October 25, 1999)


                           EL PASO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                   1-14365                      76-0568816
(State or other jurisdiction  (Commission File No.)            (IRS Employer
   of incorporation)                                        Identification No.)



                             EL PASO ENERGY BUILDING
                              1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 420-2131

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ITEM 5.       OTHER EVENTS.

         On October 25, 1999, Sonat Inc. ("Sonat") merged with and into El Paso Energy Corporation ("El Paso Energy"), with El Paso Energy continuing as the surviving corporation. The merger was effected in accordance with the Second Amended and Restated Agreement and Plan of Merger dated as of March 13, 1999 (the "Merger Agreement"), by and between El Paso Energy and Sonat.

          This Current Report on Form 8-K is being filed to update the pro forma balance sheet as of September 30, 1999, and income statement for the nine months ended September 30, 1999.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             (b) Pro forma financial information.


         Presented below are unaudited pro forma condensed combined financial statements reflecting the merger using the pooling of interests method of accounting in accordance with United States generally accepted accounting principles. Under this accounting method, El Paso Energy's and Sonat's balance sheets and income statements are treated as if they had always been combined for accounting and financial reporting purposes. This information is included to give you a better understanding of what the combined results of operations and financial position of El Paso Energy and Sonat may have looked like had the merger occurred on an earlier date.

         The pro forma information reflects that (1) each outstanding share of Sonat common stock was converted into one share of El Paso Energy common stock and (2) El Paso Energy issued a total of approximately 110 million shares in the merger. In addition, outstanding options issued to Sonat employees to purchase approximately 5 million shares of Sonat common stock were converted, one for one, into stock options for El Paso Energy common stock at the merger date.

        The unaudited pro forma condensed combined balance sheet as of September 30, 1999, assumes the merger had been completed on September 30, 1999. The unaudited pro forma condensed combined income statements for the nine months ended September 30, 1999, and each of the three years in the period ended December 31, 1998, assume the merger had been completed on January 1, 1996, the beginning of the earliest period presented. Accounting policy differences and intercompany balances between El Paso Energy and Sonat have been determined to be immaterial and, accordingly, the pro forma condensed combined financial statements have not been adjusted for these differences. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved had the merger of El Paso Energy and Sonat been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of El Paso Energy. The unaudited pro forma condensed combined financial statements do not give effect to any employee separation or asset impairment charges that may be incurred as a result of the merger or any operating efficiencies or cost savings that may result from the integration of El Paso Energy's and Sonat's operations.

        These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and related notes of El Paso Energy and Sonat included in their respective Annual Reports on Form 10-K for the year ended December 31, 1998, and Quarterly Reports on Form 10-Q for the nine months ended September 30, 1999, and the six months ended June 30, 1999, for El Paso Energy and Sonat, respectively. The information presented for Sonat includes certain reclassifications to conform to El Paso Energy's presentation. These reclassifications have no impact on results of operations or total stockholders' equity.





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

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999
                                  (IN MILLIONS)

                                     ASSETS

                                                      EL PASO       SONAT      COMBINED                 COMBINED
                                                     HISTORICAL   HISTORICAL  HISTORICAL  ADJUSTMENTS   PRO FORMA
                                                     ----------   ----------  ----------  -----------   ---------
Total current assets...............................   $ 2,161       $  828      $ 2,989     $  --       $ 2,989
Property, plant and equipment, net.................     7,305        2,630        9,935        --         9,935
Other..............................................     2,477          938        3,415        --         3,415
                                                      -------       ------      -------     -----       -------
          Total assets.............................   $11,943       $4,396      $16,339     $  --       $16,339
                                                      =======       ======      =======     =====       =======

                       LIABILITIES & STOCKHOLDERS' EQUITY

Total current liabilities..........................   $ 2,123       $1,237      $ 3,360     $  64 (a)   $ 3,400
                                                                                              (24)(c)
                                                      -------       ------      -------     -----       -------
Long-term debt, less current maturities............     3,720        1,687        5,407        --         5,407
                                                      -------       ------      -------     -----       -------
Deferred income taxes..............................     1,654          187        1,841        --         1,841
                                                      -------       ------      -------     -----       -------
Other..............................................     1,162          227        1,389        --         1,389
                                                      -------       ------      -------     -----       -------
Company-obligated mandatorily redeemable
  convertible preferred securities of El Paso
  Energy Capital Trust I...........................       325           --          325        --           325
                                                      -------       ------      -------     -----       -------
Minority interest..................................       865           --          865        --           865
                                                      -------       ------      -------     -----       -------
Stockholders' equity
  Common stock.....................................       381          111          492       219 (b)       711
  Additional paid-in capital.......................     1,506           74        1,580      (278)(b)     1,302
  Retained earnings................................       501          939        1,440       (64)(a)     1,400
                                                                                               24 (c)
  Other............................................      (294)         (66)        (360)       59 (b)      (301)
                                                      -------       ------      -------     -----       -------
          Total stockholders' equity...............     2,094        1,058        3,152       (40)        3,112
                                                      -------       ------      -------     -----       -------
          Total liabilities and stockholders'
            equity.................................   $11,943       $4,396      $16,339     $  --       $16,339
                                                      =======       ======      =======     =====       =======

  See accompanying Notes to the Unaudited Pro Forma Condensed Combined Balance
                                     Sheet.





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         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(a) Estimated costs associated with the merger of El Paso Energy and Sonat are $200 million. These costs consist of (1) $138 million of costs for compensation related programs under which certain benefits of El Paso Energy and Sonat personnel accelerated and vested as a result of the change in control associated with the merger and (2) $62 million of transaction costs, which include legal, accounting, and financial advisory services. As of September 30, 1999, $136 million in merger-related costs were incurred and estimated costs totaling $64 million remain.

(b) Reflects the exchange of one share of El Paso Energy common stock for each outstanding share of Sonat common stock, as provided in the merger agreement and the cancellation of $59 million of Sonat treasury stock.

(c) Reflects the income tax consequences of the remaining $64 million of costs associated with the merger assuming an effective income tax rate of 38%.



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           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                   (IN MILLIONS, EXCEPT PER COMMON SHARE DATA)

                                                      EL PASO       SONAT        COMBINED                    COMBINED
                                                     HISTORICAL   HISTORICAL    HISTORICAL     ADJUSTMENTS   PRO FORMA
                                                     ----------   ----------    ----------     -----------   ---------
Operating revenues.................................    $5,567       $2,611        $8,178            $--        $8,178
                                                       ------       ------        ------            ---        ------
Operating expenses
  Cost of gas and other products...................     4,316        1,946         6,262             --         6,262
  Operation and maintenance........................       522          245           767             --           767
  Depreciation, depletion and amortization.........       218          251           469             --           469
  Ceiling test charges.............................        --          352           352             --           352
  Merger-related costs.............................       126           10           136             --           136
  Other............................................        71           36           107             --           107
                                                       ------       ------        ------            ---        ------
                                                        5,253        2,840         8,093             --         8,093
                                                       ------       ------        ------            ---        ------
Operating income (loss)............................       314         (229)           85             --            85
Interest and debt expense..........................       230          112           342             --           342
Other income, net..................................      (154)         (56)         (210)            --          (210)
                                                       ------       ------        ------            ---        ------
Income (loss) before income taxes, minority
  interest, and cumulative effect of accounting
  change...........................................       238         (285)          (47)            --           (47)
Income tax expense (benefit).......................        73         (104)          (31)            --           (31)
Minority interest..................................        39            1            40             --            40
                                                       ------       ------        ------            ---        ------
Income (loss) before cumulative effect of
  accounting change................................       126         (182)          (56)            --           (56)
Cumulative effect of accounting change, net of
  income tax.......................................       (13)          --           (13)            --           (13)
                                                       ------       ------        ------            ---        ------
Net income (loss)..................................    $  113       $ (182)       $  (69)           $--        $  (69)
                                                       ======       ======        ======            ===        ======
Basic earnings per common share
  Income (loss) before cumulative effect of
    accounting change..............................    $ 1.08                                                  $(0.24)
  Cumulative effect of accounting change, net of
    income tax.....................................     (0.11)                                                  (0.06)
                                                       ------                                                  ------
  Net income (loss)................................    $ 0.97                                                  $(0.30)
                                                       ======                                                  ======
Diluted earnings per common share
  Income (loss) before cumulative effect of
    accounting change..............................    $ 1.06                                                  $(0.24)(a)
  Cumulative effect of accounting change, net of
    income tax.....................................     (0.11)                                                  (0.06)(a)
                                                       ------                                                  ------
  Net income (loss)................................    $ 0.95                                                  $(0.30)(a)
                                                       ======                                                  ======
Basic average common shares outstanding............       117                                       110(b)        227
                                                       ======                                       ===        ======
Diluted average common shares outstanding..........       119                                       111(b)        230
                                                       ======                                       ===        ======

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Statements
                                   of Income.



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           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                  (IN MILLIONS, EXCEPT PER COMMON SHARE DATA)

                                                      EL PASO       SONAT       COMBINED                  COMBINED
                                                     HISTORICAL   HISTORICAL   HISTORICAL   ADJUSTMENTS   PRO FORMA
                                                     ----------   ----------   ----------   -----------   ---------
Operating revenues.................................    $5,782       $3,710       $9,492        $--         $9,492
                                                       ------       ------       ------        ---         ------
Operating expenses
  Cost of gas and other products...................     4,212        2,745        6,957         --          6,957
  Operation and maintenance........................       707          281          988         --            988
  Depreciation, depletion and amortization.........       269          349          618         --            618
  Ceiling test charges.............................        --        1,035        1,035         --          1,035
  Other............................................        88           63          151         --            151
                                                       ------       ------       ------        ---         ------
                                                        5,276        4,473        9,749         --          9,749
                                                       ------       ------       ------        ---         ------
Operating income (loss)............................       506         (763)        (257)        --           (257)
Interest and debt expense..........................       267          137          404         --            404
Other income, net..................................      (138)         (67)        (205)        --           (205)
                                                       ------       ------       ------        ---         ------
Income (loss) before income taxes and minority
  interest.........................................       377         (833)        (456)        --           (456)
Income tax expense (benefit).......................       127         (299)        (172)        --           (172)
                                                       ------       ------       ------        ---         ------
Income (loss) before minority interest.............       250         (534)        (284)        --           (284)
Minority interest..................................        25           (3)          22         --             22
                                                       ------       ------       ------        ---         ------
Net income (loss)..................................    $  225       $ (531)      $ (306)       $--         $ (306)
                                                       ======       ======       ======        ===         ======
Basic earnings (loss) per common share............     $ 1.94                                              $(1.35)
                                                       ======                                              ======
Diluted earnings (loss) per common share..........     $ 1.85                                              $(1.35)(a)
                                                       ======                                              ======
Basic average common shares outstanding............       116                                  110(b)         226
                                                       ======                                  ===         ======
Diluted average common shares outstanding..........       126                                  111(b)         237
                                                       ======                                  ===         ======

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Statements
                                   of Income.




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           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                   (IN MILLIONS, EXCEPT PER COMMON SHARE DATA)

                                                      EL PASO       SONAT       COMBINED                  COMBINED
                                                     HISTORICAL   HISTORICAL   HISTORICAL   ADJUSTMENTS   PRO FORMA
                                                     ----------   ----------   ----------   -----------   ---------
Operating revenues.................................    $5,638       $4,372       $10,010        $--        $10,010
                                                       ------       ------       -------        ---        -------
Operating expenses
  Cost of gas and other products...................     4,125        3,174         7,299         --          7,299
  Operation and maintenance........................       664          385         1,049         --          1,049
  Depreciation, depletion and amortization.........       236          398           634         --            634
  Other............................................        92           43           135         --            135
                                                       ------       ------       -------        ---        -------
                                                        5,117        4,000         9,117         --          9,117
                                                       ------       ------       -------        ---        -------
Operating income...................................       521          372           893         --            893
Interest and debt expense..........................       238          110           348         --            348
Other income, net..................................       (57)         (66)         (123)        --           (123)
                                                       ------       ------       -------        ---        -------
Income before income taxes and minority interest...       340          328           668         --            668
Income tax expense.................................       129          107           236         --            236
                                                       ------       ------       -------        ---        -------
Income before minority interest....................       211          221           432         --            432
Minority interest..................................        25            3            28         --             28
                                                       ------       ------       -------        ---        -------
Net income.........................................    $  186       $  218       $   404        $--        $   404
                                                       ======       ======       =======        ===        =======
Basic earnings per common share....................    $ 1.64                                              $  1.80
                                                       ======                                              =======
Diluted earnings per common share..................    $ 1.59                                              $  1.76
                                                       ======                                              =======
Basic average common shares outstanding............       114                                   110(b)         224
                                                       ======                                   ===        =======
Diluted average common shares outstanding..........       117                                   112(b)         229
                                                       ======                                   ===        =======

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Statements
                                   of Income.




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           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                   (IN MILLIONS, EXCEPT PER COMMON SHARE DATA)

                                                      EL PASO       SONAT       COMBINED                  COMBINED
                                                     HISTORICAL   HISTORICAL   HISTORICAL   ADJUSTMENTS   PRO FORMA
                                                     ----------   ----------   ----------   -----------   ---------
Operating revenues.................................    $3,012       $3,204       $6,216         $--        $6,216
                                                       ------       ------       ------         ---        ------
Operating expenses
  Cost of gas and other products...................     2,277        2,039        4,316          --         4,316
  Operation and maintenance........................       322          301          623          --           623
  Depreciation, depletion and amortization.........       101          384          485          --           485
  Employee separation and asset impairment
     charge........................................        99           --           99          --            99
  Other............................................        43           48           91          --            91
                                                       ------       ------       ------         ---        ------
                                                        2,842        2,772        5,614          --         5,614
                                                       ------       ------       ------         ---        ------
Operating income...................................       170          432          602          --           602
Interest and debt expense..........................       110          101          211          --           211
Other income, net..................................        (5)         (53)         (58)         --           (58)
                                                       ------       ------       ------         ---        ------
Income before income taxes and minority interest...        65          384          449          --           449
Income tax expense.................................        25          125          150          --           150
                                                       ------       ------       ------         ---        ------
Income before minority interest....................        40          259          299          --           299
Minority interest..................................         2            3            5          --             5
                                                       ------       ------       ------         ---        ------
Net income.........................................    $   38       $  256       $  294         $--        $  294
                                                       ======       ======       ======         ===        ======
Basic earnings per common share....................    $ 0.53                                              $ 1.62
                                                       ======                                              ======
Diluted earnings per common share..................    $ 0.52                                              $ 1.59
                                                       ======                                              ======
Basic average common shares outstanding............        72                                   110(b)        182
                                                       ======                                   ===        ======
Diluted average common shares outstanding..........        73                                   112(b)        185
                                                       ======                                   ===        ======

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Statements
                                   of Income.



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      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

(a) As required by the accounting rules, we have excluded additional dilutive securities such as options in determining diluted earnings (loss) per common share. If we had included those securities, we would have shown less of a loss per common share.

(b) The basic and diluted common shares adjustments reflect the exchange of one share of El Paso Energy common stock for each outstanding share of Sonat common stock as provided for in the Merger Agreement.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EL PASO ENERGY CORPORATION



                                        By: /s/ JEFFREY I. BEASON
                                            ------------------------------------
                                            Jeffrey I. Beason
                                            Senior Vice President and Controller
                                            (Chief Accounting Officer)


Date: December 2, 1999